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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report on Molecular Simulations Inc. dated February 4, 1998 included in Pharmacopiea, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this registration statement.

                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP

San Diego, California
June 6, 2000